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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 6, 2000 (except Note 9, as to which the date is April 26, 2000) in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-35886) and related Prospectus of Kinzan, Inc. for the registration of 3,300,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

San Diego, California
June 29, 2000